Rule 497 (e)
                                                033-61122, 033-02460, 033-74092,
                                               333-40309, 333-124048, 333-90737,
                                                                       333-53836

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I


                       SUPPLEMENT DATED NOVEMBER 14, 2008
                       TO PROSPECTUS DATED AUGUST 22, 2008

         The Prospectus dated August 22, 2008 is hereby amended to remove the following two funds:

         Janus Aspen INTECH Risk-Managed Growth Portfolio
         Lehman Brothers High Income Bond Fund

         Effective November 14, 2008, the following funds will be available in Jefferson National Life Annuity Account G:

         First Eagle Overseas Variable Fund
         Franklin Global Real Estate Securities
         Franklin High Income Securities
         Franklin Income Securities
         Franklin Mutual Shares Securities
         Franklin Strategic Income Securities
         Franklin U.S. Government
         PIMCO Foreign Bond Portfolio (Unhedged)
         PIMCO Small Cap StocksPlus(R) TR
         Rydex VT Managed Futures Fund
         Templeton Global Income Securities

         Appendix A of Jefferson National Life Annuity Account G is hereby amended to include the following Investment Portfolio summaries:

First Eagle Overseas Variable Fund

The Portfolio seeks to achieve its investment objective of long term capital growth by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Franklin Global Real Estate Securities

The Fund's principal investment goal is high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin High Income Securities

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation. Under normal market conditions, the fund normally invests primarily to predominantly in high-yield, lower-quality debt securities. The fund may also invest in foreign securities, including a small portion in emerging markets.

Franklin Income Securities

The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in debt and equity securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields the manager believes are attractive. The Fund seeks growth opportunities by investing in common stocks of companies from a variety of sectors that may include utilities, healthcare, financials, oil and gas. The Fund may also invest a portion of its assets in convertible securities, including enhanced convertible securities and synthetic convertible securities.

Franklin Mutual Shares Securities

The Fund's principal investment goal is capital appreciation. Its secondary goal is income. Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Franklin Strategic Income Securities

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is longterm capital appreciation. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed and floating rate income securities, including bonds, mortgage securities, convertible securities, and other asset-backed securities.

Franklin U.S. Government

The Fund's investment goal is income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. The Fund invests primarily in fixed and variable rate mortgage-backed securities, a substantial amount of which is in securities issued by the Government National Mortgage Association (Ginnie Mae). Debt securities in which the Fund invests may be fixed-rate, adjustable-rate, a hybrid of the two, or zero coupon securities.

PIMCO Foreign Bond Portfolio (Unhedged)

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PIMCO Small Cap StocksPlus(R) TR

The Fund seeks total return which exceeds that of the Russell 2000(R) Index. The Portfolio seeks to exceed the total return of the Russell 2000(R) Index by investing under normal circumstances substantially all of its assets in Russell 2000(R) Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO.

Rydex VT Managed Futures Fund

The Fund seeks to provide investment returns that match the daily performance of the S&P Diversified Trends Indicator (S&P DTI). The fund seeks to take advantage of both rising and falling price trends in the U.S. commodity and global financial futures markets.

Templeton Global Income Securities

The Fund's investment goal is high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. Under normal market conditions, the Fund invests mainly in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. Under normal market conditions the Fund expects to invest at least 40% of its net assets in foreign securities. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, notes, and short-term debt investments. The Fund focuses on "investment grade" debt securities. The Fund may invest in debt securities of any maturity, and the average maturity of debt securities in the Fund's portfolio will fluctuate depending on the manager's outlook on changing market, economic, and political conditions.

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-11.14.08